Filed Pursuant to Rule 497(e)
 1933 Act File No. 033-37426
1940 Act File No. 811-06194

P R O S P E C T U S
April 27, 2018

(Amended and Restated as of May 8, 2018)

UTC NORTH AMERICAN FUND

(Ticker symbol: UTCNX)

The UTC North American Fund (Fund) is a mutual fund seeking high current income and capital appreciation by investing in U.S. government securities and equity and debt securities of North American companies.  The Fund is an open-end, diversified management investment company.

Please read this Prospectus and keep it for future reference.  It contains important information, including information on how the Fund invests and the services it offers to shareholders.

UTC North American Fund
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue
Milwaukee, WI  53202
1-800-368-3322 (U.S.)
1-868-624-8648 (non U.S. residents)
http://www.ttutc.com

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

The Trinidad and Tobago Securities and Exchange Commission has not in any way evaluated the merits of the securities offered hereunder and any representation to the contrary is an offence.

i

Summary Section

Investment Objective

The goal of the Fund is high current income and capital appreciation.

Fund Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original, purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed within 30 calendar days)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.43%
Distribution (12b-1) Fees	0.50%
Other Expenses	1.08%
Shareholder Servicing	0.25%
Acquired Fund Fees and Expenses(1)	0.01%
All Other Expenses	0.82%
Total Annual Fund Operating Expenses	2.01%

(1)            Acquired Fund Fees and Expenses are not directly borne by the Fund, and they are not reflected in the Fund’s financial statements, with the result that the information presented in this expense table may differ from that presented in the financial highlights.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
UTC North American Fund	$204	$630	$1,083	$2,338

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 111.81% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to meet its objective by investing its assets in:

▪	U.S. government securities including U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies or instrumentalities;

▪	investment grade corporate bonds;

▪	investment grade foreign government bonds;

▪	equity securities of large capitalization (as defined by the S&P 500 Index) North American companies;

▪	American Depositary Receipts (ADRs);

▪	certificates of deposit; and

▪
other investment companies such as the Schemes of the Trinidad and Tobago Unit Trust Corporation, which are separate investment companies created by the Unit Trust Corporation of Trinidad and Tobago Act of 1981, and money market funds.

Under normal market conditions, the Fund will maintain a level of at least 80% of its total assets invested in the types of debt and equity securities identified above of companies domiciled in North America.  The term “North America” includes Mexico, the United States, Canada, Greenland, Central America and the independent nations in the Caribbean Sea, including Trinidad and Tobago.

Regarding the debt securities portion of the portfolio, the Fund invests primarily in fixed income securities of North American corporate issuers that are rated investment grade or better (namely, rated in one of the four highest rating categories by a nationally recognized statistical rating organization (NRSRO)) or determined to be of comparable quality by the Fund’s portfolio managers, debt securities of non-U.S. governments that are rated investment grade or better or determined to be of comparable quality by the Fund’s portfolio managers, and U.S. government securities.

Regarding the equity securities portion of the portfolio, the Fund invests in equity securities of North American companies, including common stocks, preferred stocks, and convertible securities.   The Fund may also invest in ADRs and securities of foreign companies.  ADRs are equity securities trading on U.S. exchanges that are generally issued by banks or trust companies to evidence ownership of foreign equity securities.

The Fund selects equity securities of companies that the Fund’s portfolio managers believe are undervalued based on the current price relative to the long term prospects of the company.  The Fund’s portfolio managers also consider a company’s actual and prospective earnings, return on equity and assets to liabilities ratio when selecting stocks.  Effective as of May 29, 2018, the Fund will use a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation, as described below.  The Fund’s equity investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including, among others, fundamental mispricings, high quality business models, sentiment analysis and market themes and trends.  Fundamental mispricings seeks to identify high-quality businesses trading at a fair price, which the investment adviser believes leads to strong performance over the long-run.  High quality business models seeks to identify companies that are generating high-quality revenues with sustainable business models and aligned management incentives.  Sentiment analysis seeks to identify stocks experiencing improvements in their overall market sentiment.  Market themes and trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.  The investment adviser may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on the investment adviser’s proprietary research.

The Fund, in response to adverse market, economic, political or other conditions, may take a temporary defensive position.  The Fund may sell a security if it believes a company no longer meets the desired criteria.

Principal Risks of Investing in the Fund

The Fund is a suitable investment for investors with long-term investment goals.  Like all mutual funds, investing in the Fund involves certain risks, which may cause you to lose money.  These risks include:

▪
Stock Market Risk:  Funds that hold equity securities are subject to stock market risks and significant fluctuations in value.  If the stock market declines in value, the Fund is likely to decline in value.  The Fund’s focus on medium to large capitalization stocks and value-style of investing subject it to the risk that its performance may be lower than that of other types of funds with equity portfolios that focus on other types of stocks (such as small capitalization stocks) or that have a broader investment style (such as growth or general market).  The Fund is also subject to the risk that medium to large capitalization and/or value stocks may under-perform other segments of the equity market or the equity market as a whole.  In general, the prices of the securities in which the Fund invests may decline for a number of reasons.  The price declines of common stocks may be steep, sudden and/or prolonged.

▪
Securities Selection Risk:  The portfolio securities held by the Fund may decline in value or not increase in value when the market in general is rising and may fail to meet the Fund’s investment objective.

▪
Interest Rate Risk:  In general, the value of bonds and other debt securities rises when interest rates fall and falls when interest rates rise.  Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations.  While bonds and other debt securities normally fluctuate less in price than do common stocks, there have been extended periods of increases in interest rates that have caused significant declines in bond prices.  The Fund may be subject to greater risk of rising interest rates due to the current period of historically low interest rates.

▪
Credit Risk:  The Fund may invest in debt securities not backed by the full faith and credit of the United States.  The issuers of such bonds and other debt securities may not be able to make interest or principal payments.  Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the issuer, leading to greater volatility in the price of the security.

▪
Prepayment Risk:  The issuers of bonds and other debt securities held by the Fund may prepay the principal due on such securities, particularly during periods of declining interest rates.  Securities subject to prepayment risk generally offer less potential for gain when interest rates decline, and may offer a greater potential for loss when interest rates rise.  Rising interest rates may cause prepayments to occur at a slower than expected rate.  This will increase the average life of the security and make the security more sensitive to interest rate changes.

▪
Duration Risk.  Duration is a measure that relates the expected price volatility of a fixed-income instrument to changes in interest rates.  The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security.  Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.  For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%.

▪
Small Capitalization Risk:  Though the Fund’s focus is on medium to large capitalization stocks, the Fund may invest in small capitalization stocks.  Small companies often have narrower product lines and markets and more limited managerial and financial resources, and as a result may be more sensitive to changing economic conditions. Stocks of small companies are often more volatile and tend to have less trading volume than those of large companies.  Less trading volume may make it more difficult to sell securities of small companies at quoted market prices.  Finally, there are periods when investing in small capitalization company stocks falls out of favor with investors and the stocks of small companies underperform.

▪
Liquidity Risk.  Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions, that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments.  Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them.  The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.  If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund.  Liquidity issues may also make it difficult to value the Fund’s investments.

▪	Foreign Investment Risks: These are risks associated with investing in foreign securities that are in addition to the risks associated with investing in U.S. securities.

▪
Foreign Political and Economic Risks:  The degree of political and economic stability varies from country to country.  If a country confiscates money from foreigners or takes over an industry, the Fund may lose some or all of any particular investment in that country.  Parts of individual foreign economies may vary favorably or unfavorably from the U.S. economy (for example, inflation rate), which may affect the value of the Fund’s investment in any foreign country.

▪
Foreign Investment Expense Risk:  Investing in foreign securities generally costs more than investing in U.S. securities because of higher transaction costs, such as the commissions paid per share.  As a result, mutual funds that invest in foreign securities tend to have higher expenses due to higher commissions and higher advisory and custodial fees.

▪
Currency Risk:  Foreign currency risk is the risk that the U.S. dollar value of foreign securities held by the Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.  The value of the Fund may go up and down as the value of the dollar rises and falls compared to a foreign currency.

▪
Taxation Risk: Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may apply to distributions from foreign companies.

▪
Governmental Regulation Risk:  Many foreign countries do not subject their markets to the same degree and type of laws and regulations that cover the U.S. markets.  Also, many foreign governments impose restrictions on investments as well as taxes or other restrictions on repatriation of investment income.  The regulatory differences in some foreign countries make investing or trading in their markets more difficult and risky.

▪
Corporate Disclosure Standard Risk:  Many countries have laws making information on publicly traded companies, banks and governments more difficult to obtain, incomplete or unavailable.  The lack of uniform accounting standards and practices among countries impairs the ability of investors to compare common valuation measures, such as price/earnings ratios, for securities of different countries.

▪
Liquidity Risk:  Foreign markets or exchanges tend to have less trading volume than the New York Stock Exchange or other domestic stock exchanges or markets, which means that the foreign market may have less liquidity.  Lower liquidity in a foreign market can affect the Fund’s ability to purchase or sell blocks of securities and obtain the best price in the foreign market.  This may cause the Fund to lose opportunities for favorable purchases or sales of investments.  Because foreign markets trade at times and on days different than U.S. markets, the Fund’s value may change when an investor’s account cannot be accessed.

▪
High Portfolio Turnover Risk:  High portfolio turnover will produce higher transaction costs (such as brokerage commissions or markups or markdowns) that the Fund must pay, and will increase realized gains (or losses) to investors, which may lower the Fund’s after-tax performance.

Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year.  The table shows how the Fund’s average annual returns over 1, 5 and 10 years compare with those of an index that reflects a broad measure of market performance, the S&P 500 Index, as well as additional indices that reflect the performance of investments similar to those of the Fund, Bloomberg Barclays U.S. Government/Credit Bond Index (f/k/a Barclays U.S. Government/Credit Bond Index) and the Blended Index.  Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance.

UTC North American Fund
Year-by-year total return as of 12/31
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
-40.00%
-31.90%
17.35%
5.38%
-3.47%
6.04%
14.68%
10.65%
-3.71%
7.80%
7.17%
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

Best Quarter:             Quarter ended September 30, 2009           9.74%
Worst Quarter:         Quarter ended December 31, 2008  -17.02%

Average Annual Total Returns (for the periods ended December 31, 2017)	Past One Year	Past Five Years	Past Ten Years
Fund Return Before Taxes	7.17%	7.14%	1.98%
Fund Return After Taxes on Distributions	6.92%	5.55%	1.16%
Fund Return After Taxes on Distributions and Sale of Fund Shares	4.08%	5.42%	1.47%
S&P 500 Index (no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
Bloomberg Barclays U.S. Government/Credit Bond Index (no deduction for fees, expenses or taxes)	4.00%	2.13%	4.08%
Blended Index (S&P 500 (70%) and Barclays U.S. Government/Credit Bond Index (30%)) (no deduction for fees, expenses or taxes)	16.48%	11.69%	7.17%

We use the Bloomberg Barclays U.S. Government/Credit Bond Index and Blended Index as additional indices because they compare the Fund’s performance with the returns of an indices reflecting the performance of investments similar to those of the Fund.

After-tax returns are calculated using the historical highest individual federal stated income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s individual tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The Fund’s return after taxes on distributions and sale of Fund shares may be higher than its return before taxes and return after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have resulted.

Investment Adviser

UTC Fund Services, Inc. is the investment adviser to the Fund.

Sub-Advisor

Goldman Sachs Asset Management, L.P. is the sub-advisor for the equity component of the Fund.

Portfolio Managers

The Fund’s portfolio management team for the non-equity component is comprised of Karen Guyadeen-Gosine and Cedric Thompson.  Karen Guyadeen-Gosine currently serves as Assistant Vice President of Investment Research & Portfolio Management Services at the Unit Trust Corporation (she has been at the Unit Trust Corporation for sixteen years), and has responsibility for the Fund’s investment strategy implementation.  Cedric Thompson currently serves as a Senior Portfolio Manager of the Fund, after having assumed responsibility for the day-to-day management of the Fund’s assets in January 2018 (he has been at the Unit Trust Corporation for eight years).

The Fund’s equity component is currently managed by Sean Gallagher, Managing Director (he has been at GSAM since 2000).  Effective as of May 29, 2018, the Fund’s portfolio management team for the equity component will be Len Ioffe, CFA, Managing Director (he has been at GSAM since 1995), Osman Ali, CFA, Managing Director (he has been at GSAM since 2005) and Dennis Walsh, Managing Director (he has been at GSAM since 2009).

Purchase and Sale of Fund Shares

The minimum initial investment in the Fund is $250.  There is a $100 subsequent minimum investment requirement.

You may redeem and purchase shares of the Fund each day the New York Stock Exchange is open.  You may redeem or purchase Fund shares by sending the letter of instruction to UTC North American Fund, P.O. Box 701, Milwaukee, WI 53201-0701, or by calling 1-800-368-3322 (or 1-868-624-8648 for non-U.S. residents).  Investors who wish to redeem or purchase shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.

Tax Information

The Fund’s distributions generally will be taxable to you, whether they are paid in cash or reinvested in Fund shares, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Non-Principal Investment Strategies and Portfolio Holdings

Other Investment Companies

The Fund may invest a limited amount in other investment companies such as the Schemes of the Trinidad and Tobago Unit Trust Corporation.  The Schemes of the Trinidad and Tobago Unit Trust Corporation are separate investment companies created by the Unit Trust Corporation of Trinidad and Tobago Act of 1981.  The assets of the Schemes of the Trinidad and Tobago Unit Trust Corporation are predominantly invested in equity securities and fixed income securities of Trinidad and Tobago corporations and in Trinidad and Tobago government securities.

Temporary Investments

In response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions allowing it to invest up to 100% of its total assets in cash or money market instruments (like U.S. Treasury Bills, commercial paper or commercial paper master notes).  The Fund will be not able to achieve its investment objective to the extent that it invests in cash, money market instruments or other defensive instruments.  When the Fund is not taking a temporary defensive position, it still may hold some cash and money market instruments in order to take advantage of investment opportunities, or so it can pay expenses and satisfy redemption requests.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Non-Principal Risks

The Fund is subject to the following non-principal risks:

Cybersecurity Risk

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Manager and/or the Fund’s service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Redemption Risk

The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets.  Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs.  In addition, redemption risk is heightened during periods of overall market turmoil.  The redemption by one or more large shareholders of their holdings in the Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money.  If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

Cash Management and Defensive Investing Risk

The value of the investments held by the Fund for cash management or defensive investing purposes can fluctuate.  If the Fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash.  If the Fund holds cash uninvested, the Fund will not earn income on the cash.  If a significant amount of the Fund’s assets are used for cash management or defensive investing purposes, it may not achieve its investment objective.

Management of the Fund

Investment Adviser

UTC Fund Services, Inc. (the “Manager”), a wholly owned subsidiary of the Trinidad and Tobago Unit Trust Corporation, is the investment adviser to the Fund.  The Manager manages the investment portfolio of the Fund.  The Manager’s address is UTC Financial Centre, 82 Independence Square, Port of Spain, Trinidad and Tobago.  As of December 31, 2017, the Trinidad and Tobago Unit Trust Corporation had approximately $3.24 billion (U.S. dollars) in assets under management, including mutual funds and privately managed accounts.  The Fund pays the Manager an annual investment advisory fee, equal to 0.75% of the portion of the daily net assets not exceeding $10 million; 0.50% of the portion of the daily net assets exceeding $10 million but not exceeding $20 million; and 0.25% of the portion of the daily net assets exceeding $20 million.  For the fiscal year from January 1, 2017 to December 31, 2017, the Fund paid the Manager an investment advisory fee equal to $181,951.  A discussion regarding the basis for the Board of Directors’ approving the investment advisory contract with the Manager is available in the semi-annual report for the period ending June 30, 2017, which was filed with the Securities and Exchange Commission on September 7, 2017.

Sub-Advisor

The Manager delegates authority to determine what investments should be purchased and sold, and to place orders for all such purchases and sales, regarding the equity component of the Fund to Goldman Sachs Asset Management, L.P. (“GSAM”).  GSAM is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc. and has been registered with the Securities and Exchange Commission as an investment advisor since 1990.  GSAM maintains offices at 200 West Street, New York, New York 10282.  A discussion regarding the basis for the Board of Directors’ approving the investment advisory contract with GSAM is available in the amended semi-annual report for the period ending June 30, 2017, which was filed with the Securities and Exchange Commission on April 27, 2018.

Portfolio Managers

Karen Guyadeen-Gosine is responsible for investment strategy formulation and execution of the Fund.  Mrs. Guyadeen-Gosine holds a MBA in Business Management from Heriot Watt University of Edinburgh Scotland.  She has been working at the Unit Trust Corporation for the past sixteen years, progressing from Management Trainee to Portfolio Manager to Senior Portfolio Manager then to Assistant Vice President.  Cedric Thompson is responsible for the day-to-day management of the Fund’s assets.  Mr. Thompson, a Senior Portfolio Manager assigned to the Fund, has over 8 years of investment management experience.   During his career, he has worked with the Unit Trust Corporation in several roles which encompass investment research and analysis as well as portfolio management.  He is now responsible for the Corporation’s Balanced Funds, namely the Growth and Income Fund, the Universal Retirement Fund and the North American Fund. Mr. Thompson earned a BSc. in Actuarial Science from the University of the West Indies, he is a Chartered Marketed Technician and is a Master of Business Administration, certified by City, University of London.

GSAM manages the Fund’s equity component assets. Sean Gallagher has been a portfolio manager of the Fund’s equity component since 2015 and head of the US Value Equity Team at GSAM, where he oversees the portfolio management and investment research efforts for GSAM’s US Value Equity accounts.  Mr. Gallaher has 22 years of industry experience and has been a member of the US Value Equity Team since 2000.  Prior to joining GSAM, Mr. Gallagher spent 6 years as a research analyst at Merrill Lynch Asset Management focusing on technology, telecomm and REITs.  Mr. Gallagher received a BS in Finance from Drexel University and an MBA in Finance and Accounting from the Stern School of Business at New York University.  Len Ioffe, CFA, is a Managing Director at GSAM and is a senior portfolio manager for the Equity Alpha team within GSAM’s Quantitative Investment Strategies (QIS) platform. Mr. Ioffe joined Goldman Sachs in 1995.  Osman Ali, CFA, is a Managing Director at GSAM and is a senior portfolio manager for the Equity Alpha team within GSAM’s Quantitative Investment Strategies (QIS) platform. Mr. Ali joined Goldman Sachs in 2005.  Dennis Walsh is a Managing Director at GSAM and is a senior portfolio manager for the Equity Alpha team within GSAM’s Quantitative Investment Strategies (QIS) platform. Mr. Walsh joined Goldman Sachs in 2009.

The Statement of Additional Information provides additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of shares of the Fund.

Board of Directors

The Manager is subject to the authority of the Board of Directors.  The Board of Directors is presently comprised of seven members, four of whom reside outside the United States in the Republic of Trinidad and Tobago.  More details regarding the individual Directors and the duties of the Board of Directors can be found in the Statement of Additional Information.

Under federal, state and particularly the Maryland General Corporation Law where the Company is incorporated, directors and officers of the Company must lawfully perform their fiduciary duties in managing the Company.  As an investor of the Fund, you should be aware that you may not be able to effectively serve process on the Company’s nonresident directors and officers to enforce any civil liabilities under federal and state securities laws.  The United States and the Republic of Trinidad and Tobago are not parties to a convention governing the mutual recognition and enforcement of foreign money judgments.  Therefore, you may not be able to enforce a United States or Trinidad and Tobago court judgment against nonresident directors and officers of the Corporation.

How is the Fund’s Share Price Determined?

The price at which you purchase and redeem shares of the Fund is called the net asset value (NAV).  The Fund normally calculates its NAV as of the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading.  The NYSE is closed on national holidays, Good Friday and weekends.  The NAV is the value of the Fund’s assets, less its liabilities, divided by the number of shares outstanding of the Fund.  The Fund will process purchase orders that it receives in good order prior to the close of regular trading on a day that the NYSE is open at the NAV determined later that day.  Good order purchase or redemption requests received after the close of regular trading will be processed on the next day the NYSE is open.  Each security owned by the Fund is valued at its last sale price or official closing price on the date as of which assets are valued.  If market quotations are not available, the Fund will value securities at their fair value pursuant to procedures established by and under the supervision of its Board of Directors.  The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale.  The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.  Market quotations of foreign securities may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotation and the close of trading on the New York Stock Exchange.

How do You Purchase Shares of the Fund?

To open an account, you must invest at least the minimum amount:

Minimum Investments	To Open Your Account	To Add to Your Account
Regular Accounts and IRAs	$250	$100

Good Order Purchase Requests

When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

▪	the name of the Fund: UTC North American Fund
▪	the dollar amount of shares to be purchased
▪	account application form or investment stub
▪	check payable to the UTC North American Fund

Effective May 11, 2018, if you are opening the account in the name of a legal entity (for example, a partnership, limited liability company, business trust, corporation, etc.), then you must also supply the identity of the beneficial owners.

Methods of Buying

Through a broker/dealer organization
You can purchase shares of the Fund through any broker-dealer organization that has an agreement with UTC Financial Services USA, Inc., the Fund’s distributor in the United States.  The broker-dealer organization is responsible for sending your purchase order to the Fund’s transfer agent.  In order to receive the next computed NAV, the broker must receive your purchase order in good order by 4:00 p.m. Eastern Time.  Please keep in mind that your broker-dealer may charge additional fees for its services.

By mail
You can purchase shares of the Fund through the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC.  To open an account, complete an account application form and send it together with your check to the address below.  To make additional investments once you have opened your account, send your check together with the detachable form that is included with your Fund account statement or confirmation.  You may also send a letter stating the amount of your investment with your name, the name of the Fund and your account number together with a check to the address below.  Checks should be made payable to “UTC North American Fund.”  If your check is returned for any reason, a $25 fee will be assessed against your account.  You will be responsible for any losses suffered by the Fund as a result.

All checks must be in U.S. dollars drawn on U.S. banks.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in an amount of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment.

	Regular Mail UTC North American Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Overnight Delivery UTC North American Fund c/o U.S. Bancorp Fund Services, LLC 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202

NOTE: The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents.

In compliance with the USA Patriot Act of 2001, please note that the Fund’s transfer agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Compliance Program.  As requested on the application, you should supply your full name, date of birth, social security number (or its equivalent for foreign investors) and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Fund’s transfer agent 1‑800‑368‑3322 (or 1-868-624-8648 for non-U.S. residents) if you need additional assistance when completing your application.

If we do not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Fund may also reserve the right to close the account within five (5) business days if clarifying information/documentation is not received.

By telephone
The telephone purchase option may not be used for initial purchases of the Fund’s shares, but may be used for subsequent purchases, including by IRA shareholders.  To make additional investments by telephone, you must check the appropriate box on your account application form authorizing telephone purchases.  If you have given authorization for telephone transactions and your account has been open for at least fifteen (15) days, call the Fund toll free at 1-800-368-3322 (or 1-868-624-8648 for non-U.S. residents) and you will be allowed to move money from your bank account to your Fund account upon request.  Only bank accounts held at domestic institutions that are Automated Clearing House (ACH) members may be used for telephone transactions.  Each telephone purchase must be $100 or more.  Shares will be purchased on your account on the day your order is received.  For security reasons, requests by telephone will be recorded.

Once a telephone transaction has been placed, it cannot be canceled or modified.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

By wire
If you are making your first investment in the Fund, before you wire funds, the transfer agent must have a completed account application.  You can mail or overnight deliver your account application to the transfer agent.  Upon receipt of your completed account application, the transfer agent will establish an account for you.  The account number assigned will be required as part of the instruction that should be given to your bank to send the wire.  Your bank must include both the name of the Fund you are purchasing, and your name so that monies can be correctly applied.  Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI  53202
ABA #:  075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #:  112-952-137
Further Credit: UTC North American Fund
(your name or the title on the account)
(your account #)

For subsequent investments by wire, please contact the transfer agent in advance of sending your funds, to advise them of your intent to wire.  This will ensure prompt and accurate credit upon receipt of your wire.  Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing.  The Fund and U.S. Bank, N.A. are not responsible for the consequence of delays resulting from banking or Federal Reserve wire system or from incomplete wiring instructions.

Through an automatic investment plan
Once your account has been opened, you may purchase shares of the Fund through an Automatic Investment Plan (AIP).  The minimum investment amount of each such purchase is $100.  You can have money automatically transferred from your checking or savings account monthly.  To be eligible for this plan, your bank must be a domestic institution that is an ACH member.  The Fund may modify or terminate the AIP at any time.  The first AIP purchase will take place no earlier than fifteen (15) days after the transfer agent has received your request.  If your payment is rejected by your bank, the transfer agent will charge a $25 fee to your account.  Any request to change or terminate an AIP can be made by telephone at 1-800-368-3320 (or 1-868-624-8648 for non-U.S. residents) or in writing, at least five (5) days prior to the effective date.

How do You Sell Shares of the Fund?

Methods of Selling

Through a broker/dealer organization
If you purchased your shares through a broker-dealer or other financial organization, your redemption order may be placed through the same organization.  The organization is responsible for sending your redemption order to the Fund’s transfer agent on a timely basis.  Please keep in mind that your broker-dealer may charge additional fees for its services.

By mail
If you purchased your shares through the Fund’s transfer agent, you should send your written redemption request to the address below.  Your request should contain the Fund’s name, your account number and the number of shares or the dollar amount of shares to be redeemed.  Be sure to have all account holders sign the letter.  Additional documents are required for shareholders that are corporations, partnerships, executors, trustees, administrators, or guardians (namely, corporate resolutions or trust documents indicating proper authorization).

	Regular Mail UTC North American Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Overnight Delivery UTC North American Fund c/o U.S. Bancorp Fund Services, LLC 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202

A signature guarantee of each owner is required in the following situations:

•    If ownership is changed on your account;
•    When redemption proceeds are sent to any person, address or bank account not on record;
•    Written requests to wire redemption proceeds (if not previously authorized on the account);
•    If a change of address was received by the transfer agent within the last fifteen (15) days; or
•    For all redemptions of $50,000 or more from any shareholder account.

In addition to the situations described above, the Fund and /or the transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.  The Fund may waive the signature guarantee requirement in certain circumstances.

A signature guarantee assures that your signature is genuine and protects you from unauthorized account transfers.  You may obtain signature guarantees from most trust companies, commercial banks or other eligible guarantor institutions.  A notary public cannot guarantee signatures.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature validation program (SVP) stamp from a signature validation program member or other acceptable form of authentication from a financial institution source.  You can get a SVP stamp from most banks, credit unions, federal savings and loan associations, or securities dealers, but not from a notary public.

By telephone
If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing to the Fund’s transfer agent) you may redeem shares in any amount, but not less than $100 by calling 1-800-368-3322 (or 1-868-624-8648 for non-U.S. residents).  Once a telephone transaction has been placed, it cannot be canceled or modified.  During periods of high market activity, shareholders may encounter higher than usual call wait times.  Please allow sufficient time to place your telephone transaction.  Redemption proceeds will be sent by check to your address of record, by wire to a pre-determined bank, or by electronic funds transfer via the Automated Clearing House (ACH) network to the bank account established on your fund account.  There is a $15 fee for each domestic wire transfer and a $30 fee for an international outgoing wire transfer.  If proceeds are sent via the ACH network, the funds are usually available in two to three (2-3) business days.  A signature guarantee may be required of all shareholders to establish or modify certain services, including telephone redemption on an account.  For security reasons, requests by telephone will be recorded.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Through a systematic withdrawal plan
Investors who own shares of the Fund valued at a minimum of $10,000 may establish a Systematic Withdrawal Plan.  Regularly scheduled payments (for example, monthly, quarterly or annually) will be made by selling Fund shares and mailing the proceeds via check to the address of record, or sending the proceeds via electronic funds transfer through the Automated Clearing House (ACH) system to your bank account.  The minimum payment amount is $100 and if the date you select to have the withdrawal made is a weekend or holiday, the redemption will be made on the next business day.  You may elect this option by completing the appropriate section of the account application or by writing to the transfer agent.

When Redemption Proceeds are Sent to You

Your shares will be redeemed at the NAV next determined after the transfer agent receives your redemption request in good order.  Your redemption request cannot be processed on days the NYSE is closed.

All requests received in good order by the transfer agent before the close of the regular trading session of the NYSE (normally 4:00 p.m. Eastern Time) will normally be wired to the bank you indicate or mailed on the following day to the address of record.

If you purchase shares using a check and soon after request a redemption, the Fund’s transfer agent will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within twelve (12) calendar days from the purchase date).

The Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value during any ninety (90)-day period for any one shareholder.  The Fund reserves the right to pay other redemptions, either total or partial, by a distribution in kind of readily marketable securities (instead of cash) from the Fund’s portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

The Fund will typically expect that it will hold cash or cash equivalents to meet redemption requests.  The Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund.  These redemption methods will be used regularly and may also be used in stressed market conditions.

Redemption Requests in Good Order

When making a redemption request, make sure your request is in good order.  “Good order” means your letter of instruction includes:

▪	the name of the Fund:	UTC North American Fund

▪	the dollar amount or the number of shares to be redeemed

▪	signatures of all registered shareholders exactly as the shares are registered, and signature guarantees if necessary

▪	the account number

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Accounts with Low Balances

Due to the high cost of maintaining accounts with low balances, the Fund may mail you a notice if your account falls below $250 requesting that you bring the account back up to $250 or close it out.  If you do not respond to the request within thirty (30) days, the Fund may close the account on your behalf and send you the proceeds.

Involuntary Redemption

The Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Directors, including, for example and not limited to, (1) if the shareholder fails to provide the Fund with identification required by law; (2) if the Fund is unable to verify the information received from the shareholder; and (3) to reimburse the Fund for any loss sustained by reason of the failure of the shareholder to make full payment of shares purchased by the shareholder.  Additionally, as discussed above, shares may be redeemed in connection with the closing of small accounts.

Share Certificates

If there are certificates representing your shares, endorse the certificates or execute a stock power exactly as your shares are registered.  Send the endorsed certificate (or executed stock power) together with your redemption request made in good order to the above address.

Inactive Accounts

Your account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.  If the Fund is unable to locate a shareholder, they will determine whether the shareholder’s account can legally be considered abandoned.  The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The shareholder’s last known address of record determines which state has jurisdiction.  Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed.

What About Dividend and Capital Gain Distributions?

The Fund intends to pay dividends and capital gains distributions, if any, on an annual basis.  Unless you elect otherwise, dividend and capital gains distributions will be paid in additional shares of the Fund.  You may elect to receive dividends and distributions by notifying the Fund in writing.  You may make this election on the Account Application.  You may change your election by writing to the Fund’s transfer agent or by calling 1-800-368-3322 (or 1-868-624-8648 for non-U.S. residents).

If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder’s account at the Fund’s then current net asset value and to reinvest all subsequent distributions.  No interest will accrue on amounts represented by uncashed distribution or redemption checks.

What About Frequent Purchases and Redemptions of Fund Shares?

Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  The Fund’s Board of Directors is committed to protecting long-term shareholders against market timing and has adopted a policy to discourage excessive trading (collectively, the “market timing policy”).  The market timing policy does not apply to the Fund’s systematic withdrawal plan or to reinvested dividends and capital gains.

In order to deter market timers and excessive trading, the Fund imposes a 2.00% redemption fee on the value of shares redeemed less than thirty (30) calendar days after the date of purchase.  Any proceeds of the fee will be paid to the Fund.  In addition, the Fund may temporarily or permanently bar future purchases into the Fund by such investor or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which such investor may request future purchases and redemptions.  Although the Fund has taken steps to discourage frequent purchases and redemptions of Fund shares, it cannot guarantee that such trading will not occur.

Investors are subject to these policies whether they are a direct shareholder of the Fund or they invest in the Fund indirectly through a financial intermediary such as a broker-dealer, a bank, an investment adviser or an administrator or trustee of a tax-deferred retirement plan that maintains an “Omnibus Account” with the Fund for trading on behalf of its customers.

While the Fund will encourage financial intermediaries to apply this market timing policy to their customers who invest indirectly in the Fund, unless the financial intermediaries have the ability to apply the Fund’s market timing policy to their customers through such methods as implementing short-term trading limitations or restrictions or assessing the Fund’s redemption fee, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s market timing policy.

If inappropriate trading is detected in an Omnibus Account registered in the name of a nominee, financial intermediary or plan sponsor, the Fund may request that the nominee, financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in frequent or short-term trading.  If inappropriate trading recurs, the Fund may refuse all future purchases from the plan, including those of plan participants not involved in the inappropriate activity.

What About Taxes?

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please see the Statement of Additional Information (SAI) for additional federal income tax information.

The Fund has elected to be treated and intend to qualify each year as a regulated investment company (RIC). A RIC is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders. However, the Fund’s failure to qualify as a RIC would result in corporate level taxation, and consequently, a reduction in income available for distribution to you as a shareholder.

The Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal, state and local income tax. These distributions may be taxed as ordinary income, dividend income or long-term capital gain.

Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

If you purchase Fund shares shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of capital. Similarly, if you purchase Fund shares that have appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Fund has built up, or have the potential to build up, high levels of unrealized appreciation.

The Fund will notify you of the tax status of ordinary income distributions and capital gain distributions after the end of each calendar year.

You will generally recognize taxable gain or loss on a redemption of shares in an amount equal to the difference between the amount received and your tax basis in such shares. This gain or loss will generally be capital and will be long-term capital gain or loss if the shares were held for more than one year.

In general, when a shareholder sells Fund shares, the Fund must report to the shareholder and the IRS the shareholder’s cost basis, gain or loss and holding period in the sold shares using a specified method for determining which shares were sold. You are not bound by this method and, if timely, can choose a different, permissible method. Please consult with your tax advisor.

If you hold Fund shares through a broker (or another nominee), please contact that broker (or nominee) with respect to the reporting of cost basis and available elections for your account.

When you receive a distribution from the Fund or redeem shares, you may be subject to backup withholding.

How are the Fund’s Shares Distributed?

Distributor

UTC Financial Services USA, Inc., an affiliate of the Manager and The Trinidad and Tobago Unit Trust Corporation, is the distributor for the shares of the Fund in the United States.  UTC Financial Services USA, Inc. is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc.  Shares of the Fund are offered on a continuous basis.

Distribution Plan

The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 to allow payments by the Fund for certain distribution and service activities for the Fund and its shareholders.  Specifically, the Fund uses the Plan to pay registered broker-dealers or other persons that have entered into written agreements with the Fund, and to purchase advertising, sales literature, other promotional material and marketing services and shareholder services.  The Trinidad & Tobago Unit Trust Co., an affiliated person of the Fund, holds shares of the Fund in an omnibus account on behalf of its clients, and it receives payments under the Plan for the distribution and service activities that it provides to its clients, including advertising, sales literature, other promotional material and marketing services, and shareholder services for such clients.  The Fund may pay up to 0.50% per year of its average daily net assets for such distribution, marketing services, shareholder services, and other service activities.  As these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Index Descriptions

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market.  The index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Bloomberg Barclays U.S. Government/Credit Bond Index (formerly known as the Barclays U.S. Government/Credit Bond Index) is a widely-recognized unmanaged index consisting of over 3,000 issues compiled by Barclays.  Bonds in the index have an average life of approximately 8.92 years and are required to have a minimum maturity of at least one year.  Securities are all investment grade and fixed rate.

The Blended Index consists of the S&P 500 (70%) and the Barclays U.S. Government/Credit Bond Index (30%).

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five (5) fiscal years of operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by the Fund’s independent registered public accounting firm, Cohen & Company, Ltd., whose report, along with the Fund’s financial statements, is included in the Annual Report which is available upon request.

UTC North American Fund

	For the Years Ended December 31,
Per Share Data (for a share outstanding throughout the year):
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.47	$8.90	$11.77	$10.84	$9.97

Income from Investment Operations:
Net investment income (loss) (1)	0.02	0.03	(0.02)	(0.03)	0.01
Net realized and unrealized gain (loss) on investments	0.66	0.66	(0.41)	1.19	1.45
Total from investment operations	0.68	0.69	(0.43)	1.16	1.46

Less distributions:
From net investment income	(0.05)	--	--	(0.05)	(0.04)
From net realized gains	(0.01)	(0.12)	(2.44)	(0.18)	(0.55)
Total distributions	(0.06)	(0.12)	(2.44)	(0.23)	(0.59)

Paid-in capital from redemption fees	--	--(2)	--(2)	--(2)	--(2)

Net asset value, end of year	$10.09	$9.47	$8.90	$11.77	$10.84

Total return	7.17%	7.80%	(3.71)%	10.65%	14.68%

Supplemental data and ratios:
Net assets, end of year (in thousands)	$44,186	$41,632	$38,255	$41,150	$35,350
Ratio of expenses to average net assets	2.00%	2.21%	2.31%	2.14%	2.25%
Net investment income/(loss) to average net assets	0.22%	0.33%	(0.15)%	(0.34)%	0.03%
Portfolio turnover rate	111.81%	120.25%	113.73%	4.79%	93.29%

(1)	Net investment income (loss) per share is calculated using the ending balance of undistributed net investment income (loss) prior to consideration of adjustments for permanent book to tax differences.
(2)	Less than $0.01 per share.

Supplemental Information for Investors in Trinidad and Tobago:

(1)	(i)	This distribution is being made by a foreign mutual fund pursuant to disclosure documents prepared in accordance with foreign securities laws. Purchasers should be aware that these requirements may differ from those of Trinidad and Tobago.

(ii)
Certain of the directors and officers of the foreign mutual fund, and all of the experts named in the prospectus reside outside of Trinidad and Tobago.  Substantially all of the assets of these persons and of the foreign mutual fund may be located outside of Trinidad and Tobago.  The foreign mutual fund has appointed Trinidad and Tobago Unit Trust Corporation, UTC Financial Centre, #82 Independence Square, Port of Spain as its agent for Service of Process in Trinidad and Tobago.  It may not be possible for investors to effect service of process within Trinidad and Tobago upon all of the directors and officers referred to above.  It may also not be possible to enforce against the foreign mutual fund, its directors and officers, named in this prospectus judgments obtained in Trinidad and Tobago.

(iii)
Purchasers should also be aware that the experts responsible for any expertise statement, report or opinion in the prospectus have not submitted to the jurisdiction of Trinidad and Tobago and therefore it may not be possible for an investor to take legal proceedings against the experts in Trinidad and Tobago.

(iv)	The foreign mutual fund is incorporated or organized under the laws of a foreign jurisdiction and the rights and remedies available under Trinidad and Tobago law may not be available.

(2)	The foregoing together with the following documents incorporated herein by reference:

(i)	Certificate regarding use of the prospectus in Trinidad and Tobago

(ii)	Form of submission to Jurisdiction and Appointment of Agent for Services of Process for Mutual Funds

(iii)	Certificate regarding Appointment of Agent to distribute securities in Trinidad and Tobago

(iv)	Certificate of Compliance with securities legislation in the home jurisdiction

Which are filed with the Trinidad and Tobago Securities and Exchange Commission, constitutes full, true and plain disclosure of all material facts related to the securities being distributed by this prospectus

Dated: April 27, 2018                                                                                                  Dated: April 27, 2018

Signed:    /s/ Amoy Van Lowe                                                                   Signed:       /s/ Ian Chinapoo
Amoy Van Lowe – President                                                                             Ian Chinapoo – Executive Director

Duly authorized representative of:                                                              Duly authorized representative of:

UTC North American Fund, Inc.                                                                  Trinidad & Tobago Unit Trust Corporation

UTC NORTH AMERICAN FUND, INC.

PRIVACY POLICY

We collect the following nonpublic personal information about you:

▪
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

▪
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Investment Adviser
UTC Fund Services, Inc.
c/o Trinidad and Tobago Unit Trust Corporation
UTC Financial Centre
82 Independence Square
Port-of-Spain, Trinidad & Tobago

Sub-Advisor
Goldman Sachs Asset Management, L.P.
200 West Street
New York, New York 10282

Distributor
UTC Financial Services USA, Inc.
c/o Trinidad and Tobago Unit Trust Corporation
UTC Financial Centre
82 Independence Square
Port-of-Spain, Trinidad & Tobago

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202-5306

Custodian
U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

Administrator, Transfer Agent and Fund Accountant
U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

To learn more about the Fund you may want to read the Statement of Additional Information (SAI) dated April 27, 2018, as supplemented from time to time, which contains additional information about the Fund.  The Fund’s SAI is incorporated by reference into this Prospectus.  This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about the Fund’s investments by reading the annual and semi-annual reports to shareholders.  The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during its last fiscal year.

The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-368-3322.  In addition, the Fund’s SAI and annual and semi-annual reports are available on the Fund’s website at www.ttutc.com.

Prospective investors and shareholders who have questions about the Fund may call the above number, write to the address below, or visit our website also shown below:

UTC North American Fund
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue
Milwaukee, WI  53202
www.ttutc.com

The general public can review and copy information about the Fund (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.  (Please call 1-202-551-8090 for information on the operations of the Public Reference Room.)  Reports and other information about the UTC North American Fund are also available on the EDGAR Database at the Securities and Exchange Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to Public Reference Section, Securities and Exchange Commission, Washington, D.C.  20549-1520.  Please refer to the Securities Act and Investment Company Act File Nos. 33‑37426 and 811‑06194 when seeking information about the UTC North American Fund from the Securities and Exchange Commission.

1940 Act File No. 811-06194